SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: December 23, 2003

INNKEEPERS USA TRUST

(Exact name of registrant as specified in its charter)

Maryland	0-24568	65-0503831
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

306 Royal Poinciana Way

Palm Beach, Florida 33480

(Address of Principal Executive Offices)

561-835-1800

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibits	Description
10.10(a)	Amended and Restated Credit Agreement, dated as of July 31, 2001, among Innkeepers USA Trust, Innkeepers USA Limited Partnership, Bank of America, N.A., Credit Lyonnais New York Branch, and the lenders named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNKEEPERS USA TRUST

Date: December 23, 2003	By:	/s/ Gregory M. Fay
Gregory M. Fay
Chief Accounting Officer

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INNKEEPERS USA TRUST

EXHIBIT INDEX

Exhibits	Description
10.10(a)	Amended and Restated Credit Agreement, dated as of July 31, 2001, among Innkeepers USA Trust, Innkeepers USA Limited Partnership, Bank of America, N.A., Credit Lyonnais New York Branch, and the lenders named therein.

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